H. Bernt Von Ohlen
Chief Legal Officer
Allianz Life Advisers, LLC
5702 Golden Hills Drive ; Minneapolis Minnesota ; 55416-1297
Telephone: 763-765-7330
Fax:       763-765-6355
bernt_vonohlen@allianzlife.com


August 2, 2007


VIA EDGAR


Sally Samuel
Jason Fox
Securities and Exchange Commission
Division of Investment Management
Office of Insurance Products
100 F Street
Washington, DC 20549

Re: Pre-effective Amendment No. 3 to the Registration Statement on Form N-14 for Combination of Certain Series of Allianz Variable Insurance Products Trust (the "Trust") with and into Corresponding Series of the Trust (SEC File Nos. 333-143982 and 811-09491)

Dear Ms. Samuel:

We are filing this Pre-effective Amendment No. 3 to revise the incorrect series and class identification numbers contained in the submission properties template for Pre-effective Amendment #2 on August 1, 2007.

Also included in Pre-effective Amendment No. 3 are all required exhibits and requests for acceleration from the Trust and the Distributor, BISYS Fund Services.

The Registrant acknowledges that the Registrant is responsible for the adequacy and accuracy of the disclosure in the filing. Staff comments on the filing and changes to the filing following staff comments do not foreclose the Commission from taking an action with respect to the filing and does not relieve the Registrant from its full responsibility for the adequacy and accuracy of the disclosure in the filing. The Registrant understands that it cannot raise the fact that the staff reviewed the filing as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.


Sincerely,

/s/ Bernt von Ohlen


C:  Jeffrey Kletti
    Troy Sheets
    Michael J. Radmer, Esq.
    Martin E. Lybecker, Esq.